UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INGERSOLL RAND INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  V1.1  For complete information and to vote, visit www.ProxyVote.com  Control #  V15589-P89114-Z84556  INGERSOLL RAND INC.  2023 Annual Meeting  Vote by June 14, 2023 11:59 PM ET. For shares held in a Plan, vote by June 12, 2023 11:59 PM ET.  You invested in INGERSOLL RAND INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 15, 2023.  Get informed before you vote  View the Notice and Proxy Statement and the 2022 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2022, online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review the proxy materials before voting.  Vote Virtually at the Meeting*  June 15, 2023  10:30 a.m. ET  Attend the Meeting and vote virtually during the Meeting at: www.virtualshareholdermeeting.com/IR2023  *To vote during the virtual Meeting, you will need the unique control number indicated above. For instructions on how to attend and participate in the virtual Meeting, visit www.virtualshareholdermeeting.com/IR2023  INGERSOLL RAND INC.  525 HARBOUR PLACE DRIVE, SUITE 600 DAVIDSON, NORTH CAROLINA 28036

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Voting Items  Board Recommends  V15590-P89114-Z84556  1. Election of Directors  Nominees:  1a. Vicente Reynal  For  1b. William P. Donnelly  For  1c. Kirk E. Arnold  For  1d. Gary D. Forsee  For  1e. Jennifer Hartsock  For  1f. John Humphrey  For  1g. Marc E. Jones  For  1h. Mark Stevenson  For  1i. Michael Stubblefield  For  1j. Tony L. White  For  2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.  For  3. Non-binding vote to approve executive compensation.  For  4. Non-binding vote on the frequency of future votes to approve executive compensation.  1 Year  Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.